Exhibit 10.44

                            COLLATERAL ASSIGNMENT OF
                             CONTRACTS AND LICENSES

         THIS COLLATERAL ASSIGNMENT OF CONTRACTS AND LICENSES ("Assignment"), is made and entered into as of March 31, 2002, by and among OCWEN FINANCIAL CORPORATION, a Florida corporation ("Ocwen"), BALANCED CARE REALTY (OFC), INC., a Delaware corporation ("Realty"), BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care"), BALANCED CARE AT MEDINA, INC., a Delaware corporation ("BCM"), BALANCED CARE AT CENTERVILLE, INC., a Delaware corporation ("BCC"), BALANCED CARE AT SHIPPENSBURG, INC., a Delaware corporation ("BCS"), and SENIOR CARE OPERATORS OF SHIPPENSBURG, LLC, a Delaware limited liability company ("SCS"). Hereinafter, Realty, Balanced Care, BCM, BCC, BCS, and SCS shall be collectively referred to as the "Obligors," and individually, as an "Obligor."

                                   WITNESSETH:

         WHEREAS, Ocwen and the Obligors have entered into the Term Loan Agreement, as of the date hereof ("Term Loan Agreement"), pursuant to which Ocwen has agreed to loan Realty, and Realty has accepted from Ocwen, the principal sum of Nine Million One Hundred Fifty-Three Thousand Three Hundred Fifty-Six Dollars ($9,153,356.00) plus interest thereon ("Loan"). Realty's obligations under the Term Loan Agreement are evidenced by a promissory note of even date herewith ("Term Note").

         WHEREAS, Ocwen is willing to enter into the Term Loan Agreement upon the condition that the Obligors enter into this Assignment in favor of Ocwen.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises, mutual promises, covenants, and agreements set forth herein, in order to induce Ocwen to enter into the Term Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Obligors do hereby covenant, agree, warrant, represent, assign, set over and transfer to Ocwen all of the Obligors' rights, title, privileges, and interests in the items set forth herein and described below.

         1. Additional Collateral. The items which shall be the subject of this Assignment, to the extent assignable under law, and consistent with the Obligors' obligations set forth in Sections 4.10 and 6.2 of the Term Loan Agreement, and which are sometimes collectively referred to as "Additional Collateral," are as follows:

                  (a) All licenses, permits, approvals, certificates (including but not limited to certificates of need), and agreements (including but not limited to provider agreements), with or from all boards, agencies, departments (governmental or otherwise) relating directly or indirectly to the ownership, use, operation, or maintenance of, or construction of improvements on, the Property and/or the Project Properties (including but not limited to the use of the Project Properties as assisted living facilities or other long-term care facilities), whether heretofore or hereafter issued or executed, and any document, instrument or agreement related thereto or referenced therein (collectively, the "Licenses"), said boards, agencies, departments, governmental or otherwise, being hereinafter collectively referred to as the "Governmental Authorities". As used herein, "Property" shall mean the real property, and improvements located thereon, described on the attached Exhibit A.

                  (b) All contracts, subcontracts, agreements (including but not limited to resident or occupancy agreements), other income-producing or income-generating contracts, provider agreements and other agreements with Governmental Authorities, vendor contracts, service agreements, warranties, purchase orders, any other contracts and agreements of any nature or type, and any document, instrument or agreement related thereto or referenced therein, that have heretofore been or will hereinafter be executed by or on behalf of an Obligor, or that have been assigned to an Obligor, in connection with the ownership, leasing, management, development, use, operation, or maintenance of the Property and/or the Project Properties (including but not limited to the use of the Project Properties as assisted living facilities or other long-term care facilities), or the construction of improvements on the Property or at the Project Properties, including but not limited to any contracts permitting an Obligor to cross or use the real property of others in order to gain access to or provide easements for utilities to the Property and/or the Project Properties (collectively, the "Contracts," and the parties with whom or to whom such Contracts have been or are given are hereinafter referred to collectively as the "Contractors"), and including any and all rights which any Obligor, as a developer, may now or hereafter reserve to themselves or have in connection with the ownership, use and/or management of the improvements located on the Property.

                  (c) All contracts and agreements that have heretofore been or will hereafter be executed by or on behalf of an Obligor in connection with or relating to the design, construction, development, management, operation, sale, purchase, or lease of all or any portion of the Property and/or the Project Properties or any improvements made thereto or located thereon, and any document, instrument or agreement related thereto or referenced therein (collectively, the "Agreements"), and the parties with whom or to whom the Agreements have been or are given are hereinafter collectively referred to as the "Purchasers and Lessees."

                  (d) All plans and specifications, working drawings, soil tests and studies, engineering and architectural plans, specifications, and drawings, other similar and related matters now or hereafter provided to or on behalf of any Obligor with respect to the Property and/or the Project Properties or any portion thereof, or the construction of improvements thereon, and any document, instrument or agreement related thereto or referenced therein (collectively, the "Plans and Specifications").

         Notwithstanding anything to the contrary set forth above, Obligors shall not be deemed to have assigned any Additional Collateral if such Additional Collateral is not assignable in accordance with its terms or in accordance with applicable law; provided, however, Obligors shall take all actions required under the Term Loan Agreement to obtain appropriate consents or to take any and all other reasonable action required to effectuate the assignment or other transfer of such Additional Collateral (even if assignment or transfer is not permitted) as provided in the Term Loan Agreement, and after such consents have been obtained or other reasonable actions have been taken such that assignment or transfer is possible, such Additional Collateral shall be deemed to have been assigned pursuant to this Assignment.

         2. Assignment. Each Obligor hereby assigns, transfers and sets over unto Ocwen all of its rights, title, privileges, claims, remedies, payments, and any and all other interests in and to the Additional Collateral and all of the rights and benefits therefrom as security for the full, timely and faithful repayment by Realty of all and any amounts due and owing under the Term Loan Agreement and Term Note, and the performance by the Obligors of all of their respective obligations under the Term Loan Agreement, Security Documents, Management Agreements, and Ancillary Documents (collectively, the Term Loan Agreement, the Term Note, the Security Documents, the Management Agreements, and the Ancillary Documents shall be referred to hereinafter as the "Loan Documents"). For the purposes and subject to the terms set forth herein, the above assignment of Additional Collateral is absolute, unconditional, and is a presently effective assignment from the Obligors to Ocwen.

         3. Security Interest. The Obligors hereby grant to Ocwen a security interest in all of the Obligor's respective rights, privileges, title and interests in and to the Additional Collateral and all of the rights and benefits therefrom, and the Obligors agree that they shall execute appropriate UCC Financing Statements relating thereto, and Ocwen shall have the right to file the same in order to secure its interests therein.

         4. Occurrence of Event of Default. Until the occurrence of an Event of Default, as defined in any of the Loan Documents, which is continuing and which shall not have been cured by any applicable cure period, the Obligors may retain, use and enjoy the benefits of the Additional Collateral. After the occurrence of an Event of Default as aforesaid, Ocwen may, at its option, enforce this Assignment by notifying the Obligors by registered or certified mail or by personal delivery sent or delivered to the address hereinafter prescribed for sending notices. The affidavit or written statement of an officer, agent or attorney of Ocwen stating that there has been an Event of Default as aforesaid, which is continuing beyond any applicable cure period, shall constitute conclusive evidence thereof, and any of the Governmental Authorities, Contractors, or Purchasers and Lessees or any other Person is authorized and directed to rely thereon.

         5. Performance; Amendments. The Obligors agree to faithfully observe and perform all of the material obligations and agreements imposed upon the Obligors under the Licenses, Contracts, Agreements, and Plans and Specifications, and agree that the Additional Collateral shall not be encumbered, terminated, cancelled, or materially amended or modified without the prior written consent of Ocwen, which consent shall not be unreasonably withheld. For purposes hereof, "material" amendments or modifications of Licenses, Contracts, Agreements, and Plans and Specifications shall include, without limitation, amendments or modifications which adversely affect Ocwen's security as determined by Ocwen in its reasonable discretion.

         6. No Assumption. Until the exercise by Ocwen of its rights hereunder as a consequence of an Event of Default, as described above, which is continuing beyond any applicable cure period, Ocwen will not be deemed in any manner to have assumed any of the Additional Collateral, be obligated to perform any obligation of any Obligor under the Additional Collateral, or be liable to Governmental Authorities, Contractors, or Purchasers and Lessees by reason of any default or breach (which continues beyond any applicable cure period) by any party under the Licenses, Contracts, Agreements, or Plans and Specifications. The Obligors agree to indemnify, defend, and to hold Ocwen harmless of and from any and all liability, loss or damage that it may or might incur by reason of any claims or demands against it based on or arising out of (i) an alleged assumption of the Obligors' duties and obligations to perform and discharge the terms, covenants and agreements in the Licenses, Contracts, Agreements or Plans and Specifications, or (ii) the Additional Collateral or this Assignment; such indemnification of Ocwen by Obligors shall not be required to the extent any claim or demand results from Ocwen's gross negligence or willful misconduct.

         7. Remedies. After the occurrence of an Event of Default, as described above, which is continuing beyond any applicable cure period, Ocwen shall have all rights under applicable law, and as a secured party under the Uniform Commercial Code, to enforce this Assignment, and in addition, shall have the right, at its option, to (i) enforce its rights, remedies, powers and privileges to and under the Additional Collateral as described in this Assignment, without interference from any Obligor, and/or (ii) if and to the extent permitted by law and the terms of the Additional Collateral, Ocwen or any agent or nominee of Ocwen, in lieu of any Obligor, may, with or without entry upon the Property and/or the Project Properties, take over and enjoy the benefits of the Licenses, exercise the Obligors' rights under the Additional Collateral, and perform all acts in the same manner and to the same extent as any Obligor might do. In the event Ocwen elects to do either or both of the foregoing, the Obligors shall cooperate in causing the Governmental Authorities, Contractors, and/or Purchasers and Lessees to materially comply with all the terms and conditions of the Licenses, Contracts and Agreements in favor of Ocwen and otherwise to allow Ocwen to exercise its rights as set forth herein, and Obligors shall also perform the obligations of Obligors set forth in Sections 4.10 and 6.2 of the Term Loan Agreement.

         Upon an Event of Default, which is continuing beyond any applicable cure period, the Obligors hereby irrevocably constitute and appoint Ocwen as their attorney-in-fact, coupled with an interest, to demand, receive and enforce the Obligors' rights with respect to the items covered hereby, to give appropriate receipts, releases and satisfactions for and on behalf of the Obligors and to do any and all acts in the name of Ocwen with the same force and effect as the Obligors could do if this Assignment had not been made, including, at Ocwen's option, to enforce and enjoy the benefits of the Additional Collateral and to require performance thereunder by the other contracting party. Upon an Event of

Default, which is continuing beyond any applicable cure period, in connection with any and all of the foregoing powers, and without limiting the same, Ocwen may effect new Contracts, Licenses, Agreements, or Plans and Specifications, cancel or surrender existing Contracts, Licenses, Agreements, or Plans and Specifications, alter and/or amend the terms of and renew existing Contracts, Licenses, Agreements, or Plans and Specifications and make concessions to Governmental Authorities, Contractors, and Purchasers and Lessees. Except for the gross negligence or willful misconduct of Ocwen, the Obligors hereby release any and all claims that it has or might have against Ocwen arising out of such performance by Ocwen.

         8. Advances. All of the foregoing powers herein granted Ocwen shall be liberally construed. Ocwen need not expend its own funds in the exercise of such power. However, Ocwen may, after the occurrence of an Event of Default, which is continuing beyond any applicable cure period, after giving notice to the respective Obligor as provided in Section 4 above, at its option, and without releasing any Obligor from any obligation hereunder, discharge any obligation which any Obligor fails to discharge under or with respect to said Additional Collateral, including without limitation, defending any legal action. All such amounts expended by Ocwen shall be deemed reasonable and considered as advances secured by this Assignment and also evidenced and secured by the other Loan Documents, and the Obligors, jointly and severally, agree to pay promptly upon demand all sums expended by Ocwen in connection herewith, including attorneys' fees, together with interest thereon at the Default Rate of interest set forth in the Term Loan Agreement.

         9. Copies. The Obligors shall, upon the written request of Ocwen, furnish it a list of all material Contracts, Licenses, Agreements, and Plans and Specifications. Further, if requested, the Obligors shall deliver to Ocwen executed copies of all Contracts, Licenses, Agreements, Plans and Specifications, and other written agreements between or among any respective Obligor(s) (and its/their predecessors in title) and Contractors, Governmental Authorities, and Purchasers and Lessees, setting forth the contractual and other arrangements between them.

         10. No Waiver. This Assignment may be enforced from time to time by Ocwen at its discretion, with or without order of any court and with or without appointment of a receiver, as Ocwen shall determine. Ocwen may also at any time cease to enforce this Assignment. Any failure on the part of Ocwen promptly to exercise any option hereby given or reserved shall not prevent the exercise of any such option at any time thereafter. The waiver by Ocwen of any breach of any term, covenant, or condition contained in this Assignment or any default in the performance of any obligations under this Assignment, shall not be deemed to be a waiver of any other breach or default of the same or any other term, covenant, condition or obligation, nor shall any waiver of any incident of breach or default constitute a continuing waiver of same. Ocwen may pursue and enforce any remedy or remedies accorded it hereunder independently or, in conjunction or concurrently with, or subsequent to its pursuing enforcement of any remedy or remedies that it may have under the other Loan Documents.

         11. Capitalized Terms. Capitalized terms that are used in this Assignment but that are not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement, unless the context hereof clearly requires otherwise.

         12. Miscellaneous. When the context so requires, the singular shall include the plural and conversely, and use of any gender shall include all genders.

         13. Conformity with Term Loan Agreement. The provisions set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.9, 8.10, 8.11, 8.12, 8.13, 8.15, 8.16, 8.19,
8.20, and 8.23 of the Term Loan Agreement shall be applicable to this Assignment as though set forth herein in full.

         14. Survivability. Upon the payment in full of the Term Note, and the payment in full of any other sums or monies due Ocwen pursuant to the terms of the Term Loan Agreement (except for any Additional Payments due pursuant to Section 1.6 of the Term Loan Agreement), this Assignment shall terminate and be of no further force and effect, and in such event, Ocwen will, at the expense of the members of the Obligated Group, redeliver and reassign the Additional Collateral to the members of the Obligated Group and take all action necessary to terminate the security interests of Ocwen in the Additional Collateral. Notwithstanding anything set forth herein or in any other Loan Document to the contrary, the following sections of this Assignment shall survive the payment in full of the Term Note, or any other termination or expiration of this Assignment or the Loan Documents until the expiration of any and all applicable statutes of limitation relating to claims that may arise under and pursuant to or as a result of the terms of the following sections: 6, 13, 17, and 18.

          15. Assignment. This Assignment shall bind and shall inure to the benefit of the successors and assigns of Ocwen. Ocwen does not consent to any assignment of this Assignment by any Obligor. Subject to Section 8.16 of the Term Loan

Agreement, Ocwen may assign its rights and interests under this Assignment freely. If an assignment is made, the Obligors shall render performance under this Assignment to and with the assignee. The Obligors waive and will not assert against any assignee any claims, defenses, or set-offs that the Obligors could assert against Ocwen except defenses which cannot be waived.

          16. Consent of Obligor. In the event the consent of any Obligor is required in order to effectuate the assignments of the Contracts, Licenses, Agreements, and/or Plans and Specifications, as described in this Assignment, or otherwise in connection with any other term or provision of this Assignment, such consent shall be deemed obtained upon such Obligor's execution of this Agreement.

         17. Representations and Warranties. Each Obligor, jointly and severally, hereby warrants and represents to Ocwen as follows:

                  (i) It has made no prior assignments of or granted any security interest in any of its rights under the Additional Collateral, except those in favor of Ocwen;

                  (ii) That, to the best of its knowledge, all Additional Collateral are in full force and effect on the date hereof, subject to no defenses, set-offs, or counterclaims whatsoever;

                  (iii) That to the best of its knowledge, there exists no event, condition, or occurrence that constitutes or which with notice and/or passage of time would constitute, a breach of or default under any term or condition of any of the Additional Collateral. The Obligors also hereby covenant and agree not to do any act that would destroy or impair the security to Ocwen of this Assignment; and,

                  (iv) The Obligors will not waive or give any consent with respect to any material default or material variation in the performance under the Additional Collateral, will at all times take proper steps to enforce all of the material provisions and conditions thereof, and will forthwith notify Ocwen of any material default or event of default thereunder.

         18. JURY WAIVER. OCWEN AND THE OBLIGORS HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG OR BETWEEN OCWEN AND ANY OF

THE OBLIGORS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO OCWEN TO ENTER INTO THE TERM LOAN AGREEMENT. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY OCWEN'S ABILITY TO PURSUE ANY REMEDY, EITHER IN LAW OR IN EQUITY, AVAILABLE TO IT.

         IN WITNESS WHEREOF, the Obligors and Ocwen have caused this COLLATERAL ASSIGNMENT OF CONTRACTS AND LICENSES to be duly executed on the date first above written.

Signed and acknowledged                OBLIGORS:
in the presence of:
                                       BALANCED CARE REALTY (OFC), INC.
/s/Theresa M. Haddad
Witness
Printed Name:Theresa M. Haddad         By:/s/Robin L. Barber
                                       Print Name: Robin L. Barber
/s/Diane M. Borger                     Title:Vice President and Secretary
Witness
Printed Name: Diane M. Borger


/s/Theresa M. Haddad                   BALANCED CARE CORPORATION
Witness
Printed Name:Theresa M. Haddad

                                       By: Robin L. Barber
/s/Diane M. Borger                     Print Name:Robin L. Barber
Witness                                Title: Senior Vice President,
Printed Name: Diane M. Borger                 Legal Counsel and
                                              and Assistant Secretary

                                       BALANCED CARE AT MEDINA, INC.
/s/Theresa M. Haddad
Witness
Printed Name:Theresa M. Haddad         By:/s/Robin L. Barber
                                       Print Name: Robin L. Barber
/s/Diane M. Borger                     Title:Vice President and Secretary
Witness
Printed Name: Diane M. Borger

                                       BALANCED CARE AT CENTERVILLE, INC.

/s/Theresa M. Haddad
Witness
Printed Name:Theresa M. Haddad         By:/s/Robin L. Barber
                                       Print Name: Robin L. Barber
/s/Diane M. Borger                     Title:Vice President and Secretary
Witness
Printed Name: Diane M. Borger

/s/ Theresa M. Haddad                  BALANCED CARE AT SHIPPENSBURG, INC.
Witness
Printed Name:Theresa M. Haddad         By:/s/Robin L. Barber
                                       Print Name: Robin L. Barber
/s/Diane M. Borger                     Title:Vice President and Secretary
Witness
Printed Name: Diane M. Borger

/s/Theresa M. Haddad                   SENIOR CARE OPERATORS OF
Witness                                SHIPPENSBURG, LLC
Printed Name:Theresa M. Haddad
                                       By:  Balanced Care at Shippensburg,
/s/Diane M. Borger                          Inc., its Manager
Witness
Printed Name:Diane M. Borger

                                       By:/s/Robin L. Barber
                                       Print Name:Robin L. Barber
                                       Title:Vice President and Secretary

                                       OCWEN:
/s/John W. Halvorson                   OCWEN FINANCIAL CORPORATION
Witness
Printed Name:John W. Halvorson

                                       By:/s/William B. Shepro
/s/Michael L. Roy                      Print Name: William B. Shepro
Witness                                Title: Sr. Vice President
Printed Name: Michael L. Roy

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care Realty (OFC), Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care Realty (OFC), Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                   /s/Barbara E. Davis
                                                   Notary Public


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Senior Vice President, Legal Counsel and Assistant Secretary of Balanced Care Corporation, a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care Corporation, to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                   /s/Barbara E. Davis
                                                   Notary Public


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Medina, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Medina, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                   /s/Barbara E. Davis
                                                   Notary Public

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Centerville, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Centerville, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                   /s/Barbara E. Davis
                                                   Notary Public

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Shippensburg, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Shippensburg, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                   /s/Barbara E. Davis
                                                   Notary Public

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF CUMBERLAND          )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Shippensburg, Inc., the acting manager of Senior Care Operators of Shippensburg, LLC, a Delaware limited liability company, who acknowledged the signing of the foregoing instrument on behalf of Senior Care Operators of Shippensburg, LLC, by and through its manager, Balanced Care at Shippensburg, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this ____ day of April, 2002.

                                               Notary Public

STATE OF _____________    )
                          )  SS
COUNTY OF ___________     )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared __________________, as _____________________ of
Ocwen Financial Corporation, a Florida corporation, who acknowledged the signing of the foregoing instrument on behalf of Ocwen Financial Corporation, to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this ____ day of April, 2002.

                                                   Notary Public



This instrument was prepared by: Jill E. Aebker, Esq., Squire, Sanders & Dempsey L.L.P., 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215.